Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), the undersigned, Chief Executive Officer of U.S. Bancorp, a Delaware corporation (the “Company”), does hereby certify that:

(1)	The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 14, 2002	/s/ Jerry A. Grundhofer Jerry A. Grundhofer Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.